FORM 8-K

               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549


                         Current Report
                 Pursuant to Section 13 or 15(d)
             of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 30, 2001

                         MPM Technologies, Inc.
     (Exact name of registrant as specified in its charter)


                Washington             0-14910          81-0436060
               (State or other       (Commission      (IRS Employer
               jurisdiction of      File Number)     Identification No.)
               incorporation)


          222 W. Mission Ave., Suite 30, Spokane, WA          99201
           (Address of principal executive offices)         (Zip Code)


  Registrant's telephone number including area code  (509) 326 3443


         (Former name or address, if changed since last report)




ITEM 1.  CHANGES IN CONTROL OF REGISTRANT


ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS


ITEM 3.  BANKRUPTCY OR RECEIVERSHIP


ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS

Effective January 24, 2001, MPM Technologies Inc. engaged Rosenberg, Rich, Baker, Berman & Company, Bridgewater, NJ as its independent auditors for the fiscal year ended December 31, 2000. During the last two fiscal years and to the date hereof, MPM Technologies, Inc. did not consult Rosenberg, Rich, Baker, Berman & Company regarding any of the matters or events set forth in Item 304(a)(2)(I) and (ii) of Regulation S-K.

ITEM 5.  OTHER EVENTS


ITEM 6.  RESIGNATION OF A REGISTRANT'S DIRECTOR


ITEM 7.  FINANCIAL STATEMENTS.  PRO FORMA FINANCIAL INFORMATION
         AND EXHIBITS

       (a).  Financial Statements of business acquired

       (b).  Pro forms financial information

       (c).  Exhibits







                                 SIGNATURE(S)


Pursuant to the requirements of the Securities Exchange Act of 1934, registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                               MPM Technologies Inc.

                                               /s/Robert D. Little
     January 30, 2001                          ----------------------
         (Date)                                Robert D. Little
                                               Secretary